UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05128

THE SWISS HELVETIA FUND, INC.

1270 Avenue of the Americas, Suite 400

New York, NY 10020

Alexandre de Takacsy, President

Banque Hottinger & Cie SA

Schutzengasse 30

CH-8001 Zurich

Switzerland

Registrant’s telephone number, including area code: 1-888-SWISS-00

Date of fiscal year end: December 31

Date of reporting period: June 30, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

THE SWISS HELVETIA FUND, INC.

Directors and Officers

Samuel B. Witt III, Esq.

Chairman (Non-executive)

Brian A. Berris

Director

David R. Bock[1]

Director

Jean-Marc Boillat[2]

Director

Richard A. Brealey1,[3]

Director

Alexandre de Takacsy

President

Director

Claude W. Frey

Director

Claus Helbig[1]

Director

R. Clark Hooper[4]

Director

Paul Hottinguer

Director

Rudolf Millisits

Chief Executive Officer

Philippe R. Comby,

CFA, FRM

Chief Financial Officer

Vice President

James Downey

Secretary

Scott Rhodes

Assistant Treasurer

Patrick J. Keniston

Chief Compliance Officer

Director Emeritus

Eric R. Gabus[5]

Baron Hottinger[5]

[1] Audit Committee Member [2] Governance/Nominating Committee Chair	[3] Pricing Committee Chair [4] Audit Committee Chair [5] Non-remunerated

Investment Advisor

Hottinger Capital Corp.

1270 Avenue of the Americas, Suite 400

New York, NY 10020

(212) 332-7930

Administrator

Citi Fund Services Ohio, Inc.

Custodian

Citibank, N.A.

Transfer Agent

American Stock Transfer & Trust Company

59 Maiden Lane

Plaza Level

New York, NY 10038

Legal Counsel

Stroock & Stroock & Lavan LLP

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

The Investment Advisor

The Swiss Helvetia Fund, Inc. (the “Fund”) is managed by Hottinger Capital Corp., which belongs to Groupe Banque Hottinger & Cie SA.

Groupe Banque Hottinger & Cie SA dates back to Banque Hottinguer, which was formed in Paris in 1786 and is one of Europe’s oldest private banking firms. Groupe Banque Hottinger & Cie SA has remained under the control of the Hottinger family through seven generations. Its headquarters are in Zurich with offices in Geneva, Sion, Basel, Brig and New York.

Executive Offices

The Swiss Helvetia Fund, Inc.

1270 Avenue of the Americas, Suite 400

New York, NY 10020

1-888-SWISS-00 (1-888-794-7700)

(212) 332-2760

For inquiries and reports:

1-888-SWISS-00 (1-888-794-7700)

Fax: (212) 332-7931

email: swz@swz.com

Website Address

www.swz.com

The Fund

The Fund is a non-diversified, closed-end investment company whose objective is to seek long-term capital appreciation through investment in equity and equity-linked securities of Swiss companies. The Fund also may acquire and hold equity and equity-linked securities of non-Swiss companies in limited instances.

The Fund is listed on the New York Stock Exchange under the symbol “SWZ”.

Net Asset Value is calculated daily by 6:15 P.M. (Eastern Time). The most recent calculation is available by calling 1-888-SWISS-00 or by accessing our Website. Net Asset Value is also published weekly in Barron’s, the Monday edition of The Wall Street Journal and the Sunday edition of The New York Times.

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders

Global Economic Review

Four years after the start of the last financial crisis, developed countries continue to struggle to achieve sustainable economic growth, although the United States has recovered better than others. Recently, however, U.S. growth has slowed along with a greater deceleration of growth in China.

The global manufacturing sector contracted in June, falling to a three-year low of 48.9%, primarily as a result of ongoing economic issues in the Eurozone where production continued to contract sharply. Declines occurred in Germany, France, Italy, Spain and Greece. Notably, global manufacturing new orders weakened in June for the first time since the beginning of the year. Input prices weakened for the first time in seven months as a result of a reduction in demand for raw materials.

A key concern with respect to a sustainable U.S. recovery has been the recent deterioration in the labor market data along with weak income growth, which suggests the U.S. economy is experiencing a loss of momentum. Moreover, weak income growth, coupled with the recent significant slump in consumer confidence, suggests that consumer spending in the United States will decline further in the months ahead. While the manufacturing sector has been under pressure, other segments of the U.S. economy, such as capital spending and even consumption, to a larger extent, have continued to follow a typical recovery pattern and should remain resilient on the back of softening oil prices and the increasing availability of credit. On the housing market front, some signs of stabilization have appeared as a result of the ongoing and dramatic deleveraging of household debt. The United States, however, faces a significant fiscal cliff at year-end as a series of tax cuts and other programs, which could account for nearly 4% of the U.S. gross domestic product (“GDP”), are set to expire in January 2013.

In the Eurozone, private lending has barely recovered from the 2008 slump. Europe, as a whole, avoided a technical recession in the first quarter of the year, with GDP data showing stagnation rather than contraction with the core economies expanding significantly, offsetting the sharp contraction seen in the peripheral countries. More recently, however, the economic weakness seen in the peripheral Eurozone countries has spread to the core countries. German confidence indices have weakened sharply, suggesting that a move back into a recession is likely to have been only delayed and not averted.

In Spain, austerity measures have put tremendous strain on its economy, with unemployment reaching more than 24%. The 100 billion euros credit line provided in early June represents around 7% of Spain’s GDP. Spain’s banking problems are concentrated amongst domestically-focused, often second-tier banks, while larger banks with comparatively lesser exposure to Spanish real estate have been more resilient during this economic downturn. European policy

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

makers are committed to directly injecting 100 billion euros into the Spanish and Italian banking sectors, with the funding coming from two European Financial Stability Facility (“EFSF”) and European Stability Mechanism (“ESM”) bailout funds. Furthermore, policy makers have introduced a flexible use of the EFSF and ESM funds to purchase bonds of distressed Eurozone countries in both the primary and secondary markets, subject to very few conditions. Additionally, the European Central Bank (“ECB”) was given a more powerful role in the supervision of Eurozone banks, which could include laying the foundation for a banking union and, later on, a fiscal union. The ECB, however, opposes debt monetization given certain legal and institutional constraints.

In conclusion, European officials have outlined their efforts to move towards allowing the bailout funds to buy sovereign debt of troubled European nations, implementing deposit insurance and, more generally, moving to greater fiscal integration. One major obstacle towards these efforts is the lack of an enforcement mechanism, which is one reason why Germany is demanding that any fiscal union must precede the issuance of Eurobonds.

In the emerging markets, China faced a significant slowdown in exports due to the decline in Eurozone demand. There are, however, some positive signs, including the potential for the Chinese housing market to bottom out along with a decision to cut interest rates in June for the second time in less than a month. Some Chinese cities also are gradually easing housing market restrictions. Chinese authorities have accelerated the pace of monetary and fiscal policy easing in recent weeks. All of this suggests the Chinese economy could start recovering during the second half of the year and that government attempts to revive bank lending are starting to work. China itself still appears to have firepower to help growth hold up during this year’s delicate political transition. In India and Brazil, GDP growth also decelerated, but the policy mix should become more aggressive in the coming months with activity gaining strength in the second half of the year.

Overall, global equities exhibited massive divergence in the second quarter of the year, with European equities dropping around 5%, emerging markets tumbling 10%, while U.S. stocks were generally flat. While valuations have slightly risen on the back of the EU Summit, they remained cheap relative to historical valuations and government bond yields. Dividend yields on equities are still in excess of government bond yields in the United States, Germany and Japan. Softness in the global economy will continue in the coming months, which will require more accommodative monetary policies.

Swiss Economic Review

In Switzerland, real GDP rose faster than expected in the first quarter as the euro/Swiss franc exchange rate floor of 1.20 played a stabilizing role with exports of

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

goods declining only slightly while exports of services rose. Consumer confidence recovered from depressed levels late last year on the back of solid real income growth and an improving labor market, historically elevated savings rates and sustained housing prices, all of which lead to a substantial increase in private consumer spending. For instance, retail sales surged 6.2% in May from the previous month. Since the beginning of May, the euro and the Swiss franc have weakened by around 5% against the U.S. dollar. At the beginning of June, 10-year Confederation bonds reached a new all-time low, at around 0.5%, while 30-year bonds were trading in the market at yields under 1%. For bonds with short to medium-term maturities, yields were in negative territory. The low interest rate environment continues to favor robust growth in lending and rising real estate prices.

On the monetary front, the Swiss National Bank’s (“SNB”) foreign currency reserves surged to 364.9 billion Swiss francs at the end of June, up from 305.9 billion Swiss francs in the previous month as a result of currency purchases to maintain the exchange rate floor. The SNB reiterated its utmost determination and preparedness to buy foreign currency in unlimited quantities to maintain the exchange rate floor at 1.20. The exchange rate between the euro and the Swiss franc has fluctuated between 1.20 to 1.24 since the SNB introduced the floor on September 6, 2011, breaching it just once on April 5th of this year. Until May, the euro remained well supported against the U.S.

dollar as a result of the repatriation of assets invested abroad by European financial institutions aiming to comply with European Bank Association (“EBA”) core Tier 1 requirements of 9% by the end of June, but has since dropped to a two-year low against the U.S. dollar. The SNB may continue to build reserves so long as inflation is not becoming an issue. Strong elevation in domestic prices does not appear to be in the cards: as of June the year-over-year Consumer Prices Index change has come down nine straight months. The strength of the Swiss franc against the euro in the last three years before the peg was instituted is working its way through supply chains and sellers of European imported goods in Switzerland are finally lowering prices in domestic currencies.

The SNB is forecasting an inflation rate of -0.5% for 2012 and 0.3% for 2013. Consequently, there is no risk of inflation in Switzerland in the foreseeable future. The SNB expects economic growth of around 1.5% for 2012. Similarly, Switzerland increased its 2012 GDP growth forecast to 1.4%, as a result of robust domestic economic activity and a relatively resistant export industry. The uncertainty about future developments in the Eurozone has again risen and led to higher capital inflows. These inflows have lowered mortgage costs tremendously and created upside pressures on prices in the Swiss residential real estate market. A government-led panel is currently weighing measures including capital controls, as well as negative interest rates that would be applied to non-domestic deposits. Finally, the KOF

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

leading indicator increased for the fifth straight month in June, reaching its highest level since September 2011, on the back of strong momentum in the watch industry, in contrast to the still weak purchasing managers index.

Sector Review

Consumers: food & beverages

Despite the perception of a fairly valued sector, the European food sector continued trading at a large premium to the consumer sector. Stocks such as Nestlé and Lindt gained momentum in June and outperformed the Swiss Performance Index (“SPI”) for the quarter by 4.5% and 6.5%, respectively. Nestlé’s stock performance was not affected by the profit warning issued in mid-June by its European peer, Danone, as a result of losses arising from its strong presence in southern Europe and by hedging losses on commodities contracts. During the quarter, the European Food and Beverage Index remained at a historically high premium of almost 60% to the overall market. At a current valuation of 17.3 times its 2012 earnings estimates, Nestlé’s stock seems fairly valued. Slowing consumer demand in developed markets, higher cost inflation and a more difficult year-over-year comparison could limit further upside in the short term.

On April 23, 2012, Nestlé acquired Pfizer’s infant nutrition business for $11.8 billion, which represents its largest acquisition since the $10 billion acquisition of Ralston Purina (pet food) in 2001. The transaction, which should be accretive for Nestlé in 2013, should reinforce its presence in emerging markets. Latin America, China, South Asia and the Middle East offer a dynamic trading environment with organic growth rates in the range of 11% to 15%. That compares to a low single digit rate for the European markets.

Personal & household goods

Swiss watch export figures remained quite strong as shown in the latest publications in May and June. The price component of the figures went up while volumes were more subdued. It remains to be seen if numerous reports about high inventory levels in the distribution channel will prove accurate, as those levels are not reflected yet in the export figures, which would reduce demand in the near future. The exposure of the Fund to the luxury goods sector was reduced slightly during the last quarter, and Fund Management continues to closely monitor the sector for signs of weakening in Chinese demand.

Financials: banks, financial services and insurance

During the first quarter, the Fund had invested in Credit Suisse as Management believed the company was undervalued because the market was not accounting for the quality of Credit Suisse’s wealth management franchise, but was discounting the book value of the company at the same rate as European banks that had much more exposure to the risky sovereign debt of the southern European countries. In addition, Management expected that the introduction and deployment of the Long Term Refinancing

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

Operations (“LTROs”) by the ECB, which had improved liquidity in the refinancing activities of the banks, would continue to have a strong positive effect on bank stocks.

Late in the second quarter, however, the SNB announced that UBS and, in particular, Credit Suisse should bolster their loss-absorbing capital to protect against weakening economic conditions. Originally, the deadline for Swiss banks to fully comply with Basel III capital requirements was 2019, but it now seems as the SNB is asking for quicker compliance with these requirements. The SNB announcement had quite a negative impact on Credit Suisse, as the market anticipated that the company would have to move its capital plan forward by issuing dilutive securities as opposed to be able to let its equity capital expand by earnings accumulation over time. In addition, the positive effects from the LTROs stated to fade much earlier than anticipated as European solvency issues were reignited. Trading conditions in the capital markets also took a turn for the worse at the end of the first quarter making it difficult for investment banks to earn decent returns. Management concluded that the pressure from the Swiss authorities combined with the deterioration of the capital markets would keep return on equity for investment banks structurally low and, at least in the short-term, possibly lower than their cost of equity.

As a result, Management reduced the Fund’s exposure to both Credit Suisse and UBS during the second quarter as multiple expansion, despite quite being at low levels,

was unlikely given the structural headwinds weighing on the sector. Overall, the Fund continued to be significantly underweight against the SPI in the financial sector during the second quarter of 2012.

The insurance sector overall is trading well below book value and at around 8 times 2012 estimated earnings per share. The valuation of the sector appears to reflect some of the uncertainty about the development of the Eurozone debt crisis and the current low interest rate levels in core European countries and the United States. Moreover, most companies are implementing substantial restructuring measures. Although the Swiss authorities decided to lower the minimum guaranteed rate from 2% to 1.5%, which should lead to an improvement in group life margins, the Fund remained slightly underweight in the life insurance sector as companies’ margins continued to be under pressure against the backdrop of regulatory reform and a new economic solvency regime (Solvency II), which is set to be introduced in 2013.

Strong underlying results coupled with the absence of major natural catastrophes and realized gains on investments, boosted Swiss Re’s growth this year, which also has been supported by substantial price increases in its renewals. Moreover, Swiss Re has benefitted from $7 billion in excess capital and the implementation of a new divisional structure that has brought more clarity regarding the profitability of its different units. The upward trend in the price for Swiss Re is expected to continue in 2012 and the company

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

is prepared to deploy more capital to capture the most attractive opportunities. Swiss Re has recently reiterated its intention to become the world’s leading reinsurer as it works to become the leader in the wholesale reinsurance industry. Zurich Insurance Group also has remained well-positioned as a result of continued price increases in non-life units, a strong capital position and an attractive dividend yield. The Fund maintained a slight overweight in Swiss Re and Zurich Insurance Group, while maintaining a minor underweight in the sector compared to the SPI.

Industrials Goods and Services

Stock prices in the industrial sector weakened substantially during the last quarter, erasing most if not all of the gains seen during the first quarter, primarily as a result of the rapidly deteriorating economic situation in Europe. Improvements in financing conditions in the Eurozone after the implementation of the LTROs were only temporary and did not translate in higher credit availability and higher overall demand. China’s slowdown accentuated the negative trading conditions in Europe for the industrial sector.

Amongst the larger companies, ABB’s stock price was negatively affected by news of the entry of substantial competitors in its transmission and distribution markets. Based on current valuations, investors now expect a very weak development in order intakes and a drop in group-wide operating margins of at least 200 basis points. Industrial automation has been the outperforming segment of ABB, the business drivers being expansion of an industrial base in the emerging markets and the need to improve energy efficiency in different manufacturing sectors. Pricing in power systems and power products has been under pressure for some time, but so far ABB has been successful at offsetting this weakness with cost reduction programs. The company masters important futures technologies, but it operates in a highly competitive market. Overall, ABB’s valuation is at a historic low, and it has a 4% dividend yield and enough firepower for acquisitions.

The industrial companies linked to energy infrastructure and capital expenditure markets generally continue to outperform the manufacturing sector as a whole. In this area, the Fund has invested in Burckhardt Compression, a compressor manufacturing company, where business is still booming and is driven by strong end-market demand for gas transportation and storage, which benefits from the U.S. shale gas activity. In addition, the company saw increased demand for its solutions for the refinery industry, which needs to handle more clean fuels and has to modernize its infrastructure. The service component of the business is also increasing, which helps improve the return on operating assets, and the company is extending its product range for gas processing applications. The market in which Burckhardt Compression operates is relatively consolidated, with the largest four players holding 65% of the market share. Pricing is strong and the company is still able to deliver a return on invested capital of close to 30%.

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

Aside from Syngenta, the Fund is invested in agricultural businesses through Bucher, a company that, through its Kuhn group, manufactures solutions for plowing, seeding and fertilization. As agricultural commodities continue to increase in price, incentives are high to expand acreage and use machinery. The company, however, has recently suffered from uneven order intake (high base comparison), and weakness linked to its municipal division (street sweepers) and Emhart Glass (glass machinery).

For industrial service companies, growth results have come in above expectations and margins are barely disappointing. Leadership, strengthened by acquisition and product innovation, allowed certification and testing company, Société Générale de Surveillance (“SGS”), and forwarding company, Kuhne & Nagel, to outgrow their peers, which has justified their premium valuations to the Swiss market. SGS grew organically and through acquisitions, purchasing seven companies in 2012. The company also added size to its international lab network and, despite well-publicized increases in investment programs, maintained high margin levels. After publishing disappointing margins in the first quarter of the year, Kuhne & Nagel reigned in operational costs and was able to improve its margins in a difficult trading environment, despite an increase in freight rates charged by shipping lines.

The Fund is overweight in the industrial sector, but is more overweight on the capital goods manufacturing side than on the service side due to the larger historical valuation discounts.

The strength of the U.S. dollar against the Swiss franc and the euro should help reported sales in Swiss francs. On the margin side, companies with large manufacturing bases in Europe should disproportionally benefit from the recent increase in the weakness of the euro.

Construction and Materials

Emerging markets countries reduced activities in construction and in infrastructure spending, which put pressure on the construction and materials sector during the last quarter. Investors will be looking for decisive reactions to this lower level of activity. With current low market valuation, the capacity of companies to maintain their margin levels by implementing cost savings should put a floor under their stock prices. This will likely keep investors happy in the shorter-term, but will likely reduce investment activity and lower GDP growth in the longer-term.

The cement producer, Holcim, is one of the companies that has announced a set of specific measures aimed at preserving margins. Limited pricing power and unsatisfactory return on invested capital pushed the company to propose a drastic cost reduction program, including more efficient fuel consumption and lower logistic expenses. Selective divestments are also expected.

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

Sika, a company active in cement additives, sealants and adhesives, suffered from the sharp reduction in infrastructure spending in China, but benefitted from the resumption of growth in the United States, particularly in the refurbishing segment of the construction market. The company is international, quite innovative and has a portfolio of products with structural demand in water conservation and water proofing, energy conservation and refurbishing of infrastructure. The company’s value added is becoming apparent in the emerging markets, especially as demand has shifted from commodity products to more advanced technologies where Sika has a market advantage. Overall, stricter regulations are a driver for Sika’s business growth. Lately, the company’s stock has been under pressure as investors reduced their positions due to concerns about the sustainability of the company’s margin levels and its exposure to southern Europe. Short term developments in Europe are expected to penalize the company, as 25% of its operating profit has been in that region. However, the growth in other regions like North and South America, a potential rebound of Chinese infrastructure investments and a reduction in raw material cost inputs that should help margins, are supportive of the stock.

Energy

The oil service and equipment sector has continued to be very volatile. For example, Transocean’s stock was up 46% from January to March, fell back down 30% in May and then rebounded again in June. After having been on a massive uptrend, the operating cost of Transocean was lower in the first quarter of the year, although investors expect this positive development to be temporary. Growth results were below expectations, but capacity utilization and day rates are on a positive trend. Short term volatility in oil prices might not have a drastic effect on the demand for drilling service. It remains to be seen how Transocean will catch up with its competition on the modernization of its fleet while at the same time reducing its debt load.

Healthcare: Pharmaceuticals; biotechnology

Healthcare stocks outperformed the worldwide indices in the second quarter of the year. The MSCI Healthcare Index ended June with a positive total return of 1.1% compared to a drop of 5.6% for the MSCI World Index. Swiss pharmaceutical stocks gained momentum during the second quarter, which coincided with the anticipation of a slowdown in the global economy and revisions of companies’ earnings estimates. The sector is seen as particularly interesting for value investors, which look at capital allocation and dividend distribution.

Despite the failure of Roche to demonstrate the efficacy of Dalcetrapib for the treatment of high cholesterol, the company’s stock ended June with a positive return of 4.1%, outperforming the SPI by 5.6%. Also, the hostile bid to acquire the U.S. diagnostic company Illumina for $5.7 billion was abandoned in April 2012. The development of the diagnostic activity at Roche is part of the

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

company’s long-term strategy and the personalized medicine field in particular is expected to become a key element in the treatment options. For the pharmaceutical business, half of the budget will continue to be allocated to oncology with the remainder going to unmet medical needs, such as schizophrenia and Alzheimer’s, and a newly identified therapy in the metabolism franchise. The critical economic situation in the southern European countries has forced Roche’s management to reduce its receivable exposure, particularly in Spain. For 2012, the company should be able to maintain its current level of top line growth in the mid-single digit range despite pricing pressures and competition. In general, pharmaceutical companies should continue to experience pricing pressure in the range of 5% to 6% in Europe compared to 2% to 3% before the financial crisis began. To mitigate this impact, companies like Novartis are shifting their primary care activity to specialized portfolios and tend to rely less on public reimbursement.

Novartis matched the performance of the sector with a positive return of 5.9% during the second quarter. As the blockbuster drug Diovan is losing its patent protection in the United States this September, investors’ attention is focused on the success of newly launched products to replace the $3 billion sales generated by Diovan in the antihypertensive franchise alone. Top line growth is mainly driven by the pharmaceuticals and Alcon, balanced by weaker figures for the generic business Sandoz. The activity of the consumer health division should resume after the manufacturing problem that affected the production earlier in the year was resolved. The Fund continues to maintain significant exposure to Roche and Novartis, although its ability to make additional investments in both companies is limited due to regulatory restrictions against sector concentration.

Actelion’s franchise in the pulmonary hypertension market was reinforced with the successful conclusion of the study with Macitentan. If approved by the U.S. FDA and European authorities, Actelion will reinforce its leading position in this market and a return to growth in 2014 in addition with cost saving programs.

On June 28th, the U.S. Supreme Court upheld the Affordable Care Act, which was slightly negative for managed care (HMO) companies. In general, the topic of healthcare reform will be more pronounced as the U.S. elections approach in November, with likely additional government initiatives to bend the unsustainable cost curve.

Chemicals

In the second quarter, the defensive names in the sector outperformed the more cyclical chemical companies. The recent decrease in crude oil prices should trigger a destocking effect in the sector and should result in improved gross margins. As the Eurozone manufacturing purchasing managers index continued to decrease and order intakes in Europe are losing momentum, chemical manufacturers with the highest

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

industrial exposure should face some headwinds. Industrial chemical companies may still have to adjust their optimist guidance announced in the first quarter. In Switzerland, Clariant, which has the most cyclical activities, was more volatile. In contrast, Givaudan, the flavor and fragrance global leader, was steadier and outperformed the European chemical sector (DJ Stoxx Chemicals) in the second quarter. The defensive nature of Givaudan, however, is well reflected in its valuation, which represents a large premium to the SPI on a price-to-earnings basis.

The agribusiness segment deserves higher attention for its structural growth rate opportunity. The crop protection technologies offer major long term growth in the emerging markets, where fertilizer application rates still remain high. The recent rebound of crop prices has helped the performance of Syngenta and the robust sales growth start to 2012 bodes well for a low double digit rate for 2012. The extreme dry weather conditions in the middle of the growing season in the United States could reduce yields. Syngenta is expected to play a leading role in new growth markets, such as Africa. In May, Syngenta’s management announced a long term investment commitment to develop crop technology solutions and improve productivity.

Private Equity and Other Illiquid Investments

The Fund did not invest in any new illiquid direct investments or private equity funds in the second quarter. The Fund’s total investment in its two limited partnership holdings, Aravis Biotech II, LP and Zurmont Madison Private Equity, LP, represented 3.75% of the Fund’s net assets as of June 30th while the Fund’s illiquid direct investments represented 4.00% of net assets as of June 30th.

Outlook

Swiss companies have sounded much more cautious lately with respect to their outlook for the rest of the year. The accelerated slowdown of the European economies as a result of increasing austerity measures and weaker exports, as well as the difficult financing conditions and rapidly slowing inflation, have created a difficult climate for business confidence. An abundance of share buy-backs and a lack of new offerings contributed to the shrinkage of the supply of stocks, which also acts as a price support.

On the other side, low stock valuation, modest corporate balance sheet leverage and good cash flow generation has produced a good margin of safety for equity investors in a very volatile macro-economic environment, which highlights a material advantage of the publicly-listed stocks asset class—liquidity.

Swiss companies should continue to benefit from very favorable liquidity conditions, aided by the SNB’s maintenance of the exchange rate floor between the euro and the Swiss franc, and the large inflow of money from countries with difficult fiscal situations. Monetary aggregates are still growing much faster in Switzerland than in the rest of Europe.

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

The traditional defensive sectors, like pharmaceuticals, food producers and industrial services, which have low earnings volatility, could see valuation support from continuous high dividend pay-outs. The more cyclical companies on the other side should see a rebound of their very depressed valuations, especially if they are able to adapt their cost structure to compensate for the lower capacity utilization of their fixed assets.

Fund Performance review

The trading environment in the Swiss markets was quite difficult and erratic like most other markets. The first three months of the year were up close to 7% in local currency, but April and May saw a complete reversal of that move, and in June the market recaptured about 80% of the initial uptick. The market appreciation since May saw less participation though, as the movement was more limited to large caps and defensive stocks. This penalized the Fund, when compared to the SPI, as the Fund is structurally underweight in pharmaceuticals and is overweight in mid and small capitalization stocks, and because the Fund’s private equity portfolio was practically unchanged. Aside from concentration restrictions, the Fund positioning was driven, in part, by the idea that the huge valuation gap between defensive (except pharmaceuticals which have a valuation closer to the broader market) and more cyclical stocks would start to close. The rapid recent deceleration of the European economy, however, prevented that from happening. Companies with low expectations for sales growth, but with resilient margins, have outperformed and maintained a premium valuation of close to 50% compared to the SPI.

The Fund’s portfolio structure has been adjusted slightly with a reduction in some industrials and financials, taking advantage of a decent rebound from a yearly bottom. However, as Chinese demand for infrastructure projects should rebound from very depressed levels and U.S. activity remains positive in the construction, energy and manufacturing sectors, along with the strength of the U.S. dollar, trade conditions are expected to improve for the companies where the Fund has a sizable exposure.

The Fund had a net asset value total return in Swiss francs of 2.59% compared to 1.8% for the Euro Stoxx50 Index and 5.42% for the SPI. In U.S. dollars the Fund’s net asset value was up 1.39%.

Sincerely,

Alexandre de Takacsy

President

Rudolf Millisits

Chief Executive Officer

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

Indices Performance Comparison
Year to Date January 1, 2012 through June 30, 2012
Performance in Swiss Francs

Swiss Performance Index (SPI)	5.42%

Swiss Helvetia Fund

Based on Net Asset Value	2.59%

Change in U.S. Dollar vs. Swiss Franc	1.22%

Performance in U.S. Dollars

Swiss Helvetia Fund Performance

Based on Net Asset Value	1.39%

Based on Market Price	1.81%

S & P 500 Index	9.49%

MSCI EAFE Index	3.38%

Lipper European Fund Index (10 Largest)	3.11%

Lipper European Fund Universe Average	4.56%

Sources: Bloomberg, Lipper, Morningstar and Citi Fund Services Ohio, Inc.

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

Peer Group/Indices Performance Comparison in Swiss Francs[1]
	Total return YTD as of 6/30/12	Total return as of year ended December 31
		2011	2010	2009	2008	2007	2006
Swiss Helvetia Fund	2.59%	-11.14%	7.64%	-5.05%	-28.19%	-2.67%	20.56%

Swiss Performance Index (SPI)	5.42%	-7.72%	2.92%	23.18%	-34.05%	-0.05%	20.67%

Swiss Market Index (SMI)	2.20%	-7.77%	-1.68%	18.27%	-34.77%	-3.43%	15.85%

iShares Switzerland[2]	5.02%	-7.60%	3.24%	18.55%	-31.59%	-0.97%	20.02%

CS EF (CH) Swiss Blue Chips [3,7]	4.41%	-9.74%	1.51%	19.98%	-35.72%	-1.66%	18.78%

UBS (CH) Equity Fund[4,7]	3.60%	-10.40%	2.18%	22.44%	-33.76%	-2.55%	18.98%

Pictet (CH)—Swiss Equities [5,7]	6.90%	-10.50%	2.07%	27.00%	-36.50%	1.94%	19.37%

Saraswiss (Bank Sarasin)[6,7]	5.81%	-9.66%	3.71%	18.62%	-34.87%	-2.86%	18.69%

Sources : Bloomberg, management companies’ websites and Citi Fund Services Ohio, Inc.

[1]

Performance of funds is based on changes in each fund’s NAV over a specified period. In each case total return is calculated assuming reinvestment of all distributions. Funds listed, other than iShares MSCI Switzerland, are not registered with the Securities and Exchange Commission. Performance and descriptive information about the funds are derived from their published investor reports and websites, which are subject to change.

[2]

Shares of iShares MSCI Switzerland are traded on the NYSE Arca. The fund seeks to provide investment results that correspond to the performance of the Swiss market, as measured by the MSCI Switzerland Index. The index represents Switzerland’s largest and most established public companies, accounting for approximately 85% of the market capitalization of all Switzerland’s publicly traded stocks. Performance of shares of iShares MSCI Switzerland is calculated based upon the closing prices of the period indicated using the Swiss franc/U.S. dollar exchange rate as of noon each such date, as reported by Bloomberg. Such exchange rates were as follows: 12/31/97 = 1.46, 12/31/98 = 1.38, 12/31/99 = 1.60, 12/31/00 = 1.61, 12/31/01 = 1.67, 12/31/02 = 1.39, 12/31/03 = 1.24, 12/31/04 = 1.14, 12/31/05 = 1.32, 12/31/06 = 1.22, 12/31/07 = 1.13, 12/31/08 = 1.06, 12/31/09 = 1.03, 12/31/10 = 0.93, 12/31/11 = 0.94, 6/30/12 = 0.97

[3]

This fund gives investors access to the Swiss equity market. It has a broadly-diversified portfolio geared to the long-term value growth, with a preference for large-cap stocks. Stock selection is based on criteria such as company valuation, business climate, market positioning and management quailty.

[4]

This fund invests primarily in major Swiss companies. Quality criteria used for determining relative weightings of companies include: strategic orientation, strength of market position, quality of management, soundness of earnings, growth potential and potential for improving shareholder value. The investment objective seeks to provide results that are aligned with the SPI performance.

[5]	This fund invests in shares of companies listed in Switzerland and included in the SPI, mainly in blue-chip stocks.
[6]	This fund invests in shares of Swiss companies. It weights individual sectors relative to the SPI on the basis of their expected relative performance. It focuses on liquid blue-chip stocks.
[7]	These funds are not available for U.S. residents or citizens.

Past performance is no guarantee of future results.

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (concluded)

									Cumulative Performance 12/31/96-6/30/12
2005	2004	2003	2002	2001	2000	1999	1998	1997
33.20%	7.75%	22.54%	-20.40%	-22.91%	14.06%	14.70%	15.57%	53.99%	97.27%

35.61%	6.89%	22.06%	-25.95%	-22.03%	11.91%	11.69%	15.36%	55.19%	124.25%

33.21%	3.74%	18.51%	-27.84%	-21.11%	7.47%	5.71%	14.28%	58.93%	53.87%

32.45%	6.34%	19.14%	-26.23%	-23.12%	7.75%	12.22%	11.74%	47.79%	83.52%

32.27%	2.75%	18.13%	-28.75%	-22.12%	10.97%	7.57%	14.21%	59.90%	67.37%

33.50%	5.00%	18.14%	-26.02%	-22.04%	7.42%	6.43%	12.75%	55.94%	71.24%

37.06%	7.05%	20.10%	-27.93%	-22.35%	7.34%	9.38%	11.05%	55.65%	91.79%

33.05%	2.93%	19.64%	-28.51%	-24.45%	9.72%	7.10%	14.41%	53.57%	61.34%

THE SWISS HELVETIA FUND, INC.

Review of Operations (Unaudited)

Trading activity for the six months ended June 30, 2012 involved changes in the following positions:

New Investments by the Fund

ABB, Ltd.

Bucher Industries AG

Credit Suisse Group AG

Dufry AG

Holcim, Ltd.

Rieter Holding AG

Weatherford International, Ltd.

Additions to Existing Investments

Actelion, Ltd.

Ixodes AG, Series B Preferred Shares

Transocean, Ltd.

Zurmont Madison Private Equity, Limited Partnership

Securities Disposed of / Expired

Adecco SA

Bank Sarasin & Co., Ltd.

Inficon Holding AG

Julius Baer Group, Ltd.

Swiss Life Holding AG

Reductions in Existing Investments

Addex Pharmaceuticals, Ltd.

Allreal Holding AG

Clariant AG

Compagnie Financiere Richemont SA

Galenica AG

Georg Fischer AG

Givaudan SA

Kuehne + Nagel International AG

Nestle SA

Novartis AG

Swatch Group AG

Swiss Re AG

Syngenta AG

UBS AG

Zehnder Group AG

Zurich Financial Services AG

THE SWISS HELVETIA FUND, INC.

Schedule of Investments (Unaudited)	June 30, 2012

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stocks — 87.32%

Banks — 4.95%

268,760	Credit Suisse Group AG Registered Shares	$4,901,001	1.35%
	A global diversified financial service company with significant activity in private banking, investment banking, asset management and insurance service. (Cost $6,029,654)

1,117,000	UBS AG1 Registered Shares	13,040,518	3.60%
	A global diversified financial service company with significant activity in private banking, investment banking, and asset management. (Cost $14,597,259)

		17,941,519	4.95%

Biotechnology — 3.99%

88,500	Actelion, Ltd. Registered Shares	3,637,243	1.00%
	Focuses on the discovery, development and commercialization of treatments to serve critical, unmet medical needs. (Cost $3,867,428)

349,155	Addex Pharmaceuticals, Ltd.[2] Registered Shares	3,039,659	0.84%
	Discovers and develops allosteric modulators for human health. Focus is on diseases of the central nervous system. (Cost $16,988,994)

No. of Shares	Security	Fair Value	Percent of Net Assets

Biotechnology — (continued)

3,829,302	Biotie Therapies Oyj[2] Bearer Shares	$1,798,045	0.50%
	Develops drugs that treat dependence disorders, inflammatory diseases, and thrombosis. (Cost $2,118,548)

5,962	Galenica AG Registered Shares	3,795,145	1.06%
	Manufactures and distributes prescription and over-the-counter drugs. (Cost $3,319,238)

3,029	NovImmune SA2,[3] Common Shares	2,169,743	0.59%
	Discovers and develops therapeutic monoclonal antibodies (mAbs) to treat patients suffering from immune-related disorders. (Cost $1,551,109)

		14,439,835	3.99%

Chemicals — 4.84%

268,000	Clariant AG Registered Shares	2,640,359	0.73%
	Develops, produces and markets specialty chemical products. (Cost $2,915,980)

2,600	Givaudan SA Registered Shares	2,553,302	0.71%
	Manufactures and markets fragrances and flavors from natural and synthetic ingredients. (Cost $2,248,452)

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments (Unaudited) (continued)	June 30, 2012

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stocks — (continued)
Chemicals — (continued)

36,100	Syngenta AG1 Registered Shares	$12,330,829	3.40%
	Produces herbicides, insecticides and fungicides, and seeds for field crops, vegetables, and flowers. (Cost $11,278,809)

		17,524,490	4.84%
Construction & Materials — 6.54%

2,235	Belimo Holding AG Registered Shares	3,884,390	1.07%
	World market leader in damper and volume control actuators for ventilation and air-conditioning equipment. (Cost $2,668,019)

20,000	Geberit AG Registered Shares	3,945,061	1.09%
	Manufactures and supplies water supply pipes and fittings, installation systems, drainage and flushing systems for the commercial and residential construction markets. (Cost $3,829,183)

140,000	Holcim, Ltd. Registered Shares	7,743,264	2.14%
	One of the largest cement producers worldwide. (Cost $9,178,594)

2,985	Sika AG Bearer Shares	5,765,008	1.59%
	Leader in processing materials used in sealing, bonding, damping, reinforcing and protecting load-bearing structures with applications for the construction and automotive industry. (Cost $5,691,812)

No. of Shares	Security	Fair Value	Percent of Net Assets

Construction & Materials — (continued)

39,409	Zehnder Group AG Bearer Shares	$2,356,629	0.65%
	Manufactures a variety of radiators including bathroom radiators, electric and aluminum radiators, as well as steel radiators. (Cost $2,968,610)

		23,694,352	6.54%
Energy — 1.80%

85,950	Transocean, Ltd. Registered Shares	3,833,924	1.06%
	Owns or operates mobile offshore drilling units, inland drilling barges and other assets utilized in the support of offshore drilling activities worldwide. (Cost $4,536,013)

216,500	Weatherford International, Ltd.[2] Registered Shares	2,699,102	0.74%
Provides equipment and services used for the drilling, completion, and production of oil and natural gas wells. Offers drilling and intervention services, completion systems, artificial lift systems, and compression services.
	(Cost $3,693,388)

		6,533,026	1.80%
Financial Services — 0.45%

11,200	Allreal Holding AG Registered Shares	1,635,330	0.45%
	Develops and manages real estate. Operates as a general contractor offering planning, architect, and construction management services. (Cost $1,595,545)

		1,635,330	0.45%

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments (Unaudited) (continued)	June 30, 2012

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stocks — (continued)

Food & Beverages — 19.63%

135	Lindt & Sprungli AG Registered Shares	$4,962,837	1.37%
	Major manufacturer of premium Swiss chocolates. (Cost $471,625)

1,107,250	Nestle SA1 Registered Shares	66,154,239	18.26%
	Largest food and beverage processing company in the world. (Cost $21,779,717)

		71,117,076	19.63%

Industrial Goods & Services — 9.50%

702,700	ABB, Ltd.[1] Registered Shares	11,470,380	3.17%
	One of the largest electrical engineering firms in the world. Active in industrial automation and in power transmission and distribution. (Cost $13,902,106)

19,060	Bucher Industries AG Registered Shares	3,048,795	0.84%
	Manufactures food processing machinery, vehicles, and hydraulic components. Produces fruit and vegetable juice processing machinery, farming machinery and outdoor equipment. (Cost $3,794,813)

14,730	Burckhardt Compression Holding AG Registered Shares	3,778,599	1.04%
	Produces compressors for oil refining and the chemical and petrochemical industries, industrial gases, and gas transport and storage. (Cost $3,721,139)

No. of Shares	Security	Fair Value	Percent of Net Assets

Industrial Goods & Services — (continued)

6,400	Georg Fischer AG Registered Shares	$2,206,022	0.61%
	Produces automobile parts, piping systems, plastics processing equipment, and tool and mold making machinery. (Cost $2,560,151)

10,800	Kaba Holding AG Registered Shares	4,107,765	1.14%
Provides mechanical and electronic security systems. Offers individually tailored “Total Access Control” including high-security locking devices for heavy safes, modular access and time management applications, as well as no-contact identification technology.
	(Cost $4,046,190)

30,544	Kuehne + Nagel International AG Registered Shares	3,233,501	0.89%
	Number one global sea freight forwarder and number two global air cargo forwarder. It is also active in contract logistics and rail and road logistics. (Cost $1,991,221)

22,500	Rieter Holding AG Registered Shares	3,339,937	0.92%
	Manufactures spinning systems and chemical fibre systems used to process cotton and man-made fibers. (Cost $3,882,639)

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments (Unaudited) (continued)	June 30, 2012

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stocks — (continued)

Industrial Goods & Services — (continued)

1,715	SGS SA Registered Shares	$3,216,191	0.89%
	Provides industrial inspection, analysis, testing, and verification services worldwide. (Cost $3,016,409)

		34,401,190	9.50%

Insurance — 6.06%

135,942	Swiss Re AG1 Registered Shares	8,552,928	2.36%
	Offers reinsurance, insurance and insurance linked financial market products. (Cost $6,981,306)

59,375	Zurich Financial Services AG1 Registered Shares	13,393,093	3.70%
	Offers property, accident, health, automobile, liability, financial risk and life insurance and retirement products. (Cost $13,197,871)

		21,946,021	6.06%

Medical Technology — 1.13%

168,000	Kuros Biosurgery AG2,3 Common Shares	1,437,718	0.40%
	Develops biomaterials and bioactive biomaterial combination products for trauma, wound and spine indications. (Cost $2,516,639)

No. of Shares	Security	Fair Value	Percent of Net Assets

Medical Technology — (continued)

3,731	Spineart SA2,[3] Common Shares	$2,641,067	0.73%
Designs and markets an innovative full range of spine products, including fusion and motion preservation devices, focusing on easy to implant high-end products to simplify the surgical act.
	(Cost $2,623,329)

		4,078,785	1.13%

Personal & Household Goods — 4.17%

156,050	Compagnie Financiere Richemont SA1 Bearer Shares	8,548,540	2.36%
	Manufactures and retails luxury goods. Produces jewelry, watches, leather goods, writing instruments, and men’s and women’s wear. (Cost $7,298,968)

16,650	Swatch Group AG Bearer Shares	6,570,285	1.81%
	Manufactures finished watches, movements and components. Produces components necessary to its eighteen watch brand companies. Also operates retail boutiques. (Cost $5,215,911)

		15,118,825	4.17%

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments (Unaudited) (continued)	June 30, 2012

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stocks — (continued)

Pharmaceuticals — 23.72%

852,300	Novartis AG1 Registered Shares	$47,635,150	13.15%
	One of the leading manufacturers of branded and generic pharmaceutical products. Manufactures nutrition products. (Cost $22,486,214)

221,600	Roche Holding AG1 Non-voting equity securities	38,302,969	10.57%
Develops and manufactures pharmaceutical and diagnostic products. Produces prescription drugs in the area of cardiovascular, infectious, autoimmune and respiratory diseases, dermatology, oncology and other areas
	(Cost $20,504,703)

		85,938,119	23.72%

Retailers — 0.54%

16,020	Dufry AG2 Registered Shares	1,937,972	0.54%
	Operates duty-free shops in countries such as Italy, Mexico, France, Russia, the United Arab Emirates, Singapore, the Caribbean and the United States. (Cost $1,804,417)

		1,937,972	0.54%

	Total Common Stocks (Cost $240,872,003)	$316,306,540	87.32%

No. of Shares	Security	Fair Value	Percent of Net Assets
Preferred Stocks — 2.28%

Biotechnology — 1.24%

8,400	Ixodes AG, Series B2,3,4 Preferred Shares	$2,218,701	0.61%
	Develops and produces a topical product for the treatment of borreliosis-infection and the prevention of lyme-disease after a tick bite. (Cost $2,252,142)

3,162	NovImmune SA, Series B2,3 Preferred Shares	2,265,014	0.63%
	Discovers and develops therapeutic monoclonal antibodies (mAbs) to treat patients suffering from immune-related disorders. (Cost $2,062,307)

		4,483,715	1.24%

Industrial Goods & Services — 0.41%

250,447	SelFrag AG, Class A, Series C2,3 Preferred Shares	1,479,132	0.41%
	Designs, manufactures and sells industrial machines and processes using the selective fragmentation technology. (Cost $1,496,205)

		1,479,132	0.41%

Medical Technology — 0.63%

83,611	EyeSense AG, Series C2,3,4 Preferred Shares	2,278,036	0.63%
	A spin-out from Ciba Vision AG. Develops novel ophthalmic self-diagnostic systems for glucose monitoring of diabetes patients. (Cost $3,007,048)

		2,278,036	0.63%

	Total Preferred Stocks (Cost $8,817,702)	8,240,883	2.28%

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments (Unaudited) (continued)	June 30, 2012

No. of Shares	Security	Fair Value	Percent of Net Assets
Convertible Corporate Bond — 1.67%

Industrial Goods & Services — 1.67%

6,500,000	Adecco Convertible Bond, 6.50%, 11/26/12 (Cost $6,430,532)	$6,063,920	1.67%

	Total Convertible Corporate Bond (Cost $6,430,532)	6,063,920	1.67%

Private Equity Limited Partnerships — 3.75%
	Aravis Biotech Il - Limited Partnership2,3,[4] (Cost $2,359,547)	2,010,412	0.55%

	Zurmont Madison Private Equity, Limited Partnership[1,2,3,4] (Cost $12,481,353)	11,574,689	3.20%

No. of Shares	Security	Fair Value	Percent of Net Assets

Private Equity Limited Partnerships — (continued)

	Total Private Equity Limited Partnerships (Cost $14,840,900)	$13,585,101	3.75%

	Total Investments* (Cost $270,961,137)	344,196,444	95.02%

	Other Assets Less Other Liabilities, net	18,030,178	4.98%

	Net Assets	$362,226,622	100.0%

[1]	One of the ten largest portfolio holdings.
[2]	Non-income producing security.
[3]

Illiquid. There is no public market for these securities. Securities priced at Fair Value as determined by the Board’s Pricing Committee. Restricted Securities are not registered under the Securities Act of 1933, as amended. At the end of the period, the aggregate value of these securities amounted to $28,074,512 or 7.75% of the Fund’s net assets. Additional information on these securities is as follows:

Security	Acquisition Date	Acquisition Cost
Aravis Biotech II, LP	July 31, 2007 – November 23, 2011	$2,359,547
EyeSense AG – Preferred Shares C	July 22, 2010 – October 3, 2011	3,007,048
Ixodes AG – Preferred Shares B	April 7, 2011 – June 1, 2012	2,252,142
Kuros Biosurgery AG – Common Shares	August 10, 2009 – August 28, 2009	2,516,639
NovImmune SA – Common Shares	October 7, 2009 – December 11, 2009	1,551,109
NovImmune SA – Preferred Shares B	October 7, 2009 – December 11, 2009	2,062,307
Selfrag AG – Class A, Preferred Shares C	December 15, 2011	1,496,205
Spineart SA – Common Shares	December 22, 2010	2,623,329
Zurmont Madison Private Equity, LP	September 13, 2007 – June 28, 2012	12,481,353

		$30,349,679

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments (Unaudited) (concluded)	June 30, 2012

[4]

Affiliated Company. An affiliated company is a company in which the Fund has ownership of at least 5% of the company’s outstanding voting securities. Details related to affiliated company holdings are as follows:

Name of Issuer	Value as of 12/31/11	Gross Additions	Gross Reductions	Income	Value as of 6/30/12
Aravis Biotech II, LP	$2,294,116	$—	$—	$—	$2,010,412
EyeSense AG, Series C	2,305,807	—	—	—	2,278,036
Ixodes AG, Series B	1,604,106	617,443	—	—	2,218,701
Zurmont Madison Private Equity, LP	9,253,396	2,002,968	—	—	11,574,689

*	Cost for Federal income tax purposes is $270,992,965 and net unrealized appreciation (depreciation) consists of:

Gross Unrealized Appreciation	$101,995,467
Gross Unrealized Depreciation	(28,791,988)

Net Unrealized Appreciation (Depreciation)	$73,203,479

PORTFOLIO HOLDINGS
% of Net Assets
Common Stocks
Pharmaceuticals	23.72%
Food & Beverages	19.63%
Industrial Goods & Services	9.50%
Construction & Materials	6.54%
Insurance	6.06%
Banks	4.95%
Chemicals	4.84%
Personal & Household Goods	4.17%
Biotechnology	3.99%
Energy	1.80%
Medical Technology	1.13%
Retailers	0.54%
Financial Services	0.45%
Preferred Stocks
Biotechnology	1.24%
Medical Technology	0.63%
Industrial Goods & Services	0.41%
Convertible Corporate Bonds
Industrial Goods & Services	1.67%
Private Equity Limited Partnerships	3.75%
Other Assets and Liabilities	4.98%

100.00%

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Statement of Assets and Liabilities (Unaudited)	June 30, 2012

Assets:
Unaffiliated investments, at value (cost $250,861,047)		$326,114,606
Affiliated investments, at value (cost $20,100,090)		18,081,838

Total investments at value (cost $270,961,137)		344,196,444

Cash		545,562
Foreign currency (cost $11,893,408)*		12,121,419
Interest and dividends receivable		36,690
Tax reclaims receivable		2,912,371
Receivable for securities sold		2,879,643
Prepaid expenses		57,902

Total assets		362,750,031

Liabilities:
Advisory fees payable (Note 2)		238,561
Directors’ fees payable		81,538
Other fees payable		203,310

Total liabilities		523,409

Net assets		$362,226,622

Composition of Net Assets:
Paid-in capital		283,396,488
Distributable earnings
Accumulated net investment income	6,866,666
Accumulated net realized loss from investments and foreign currency transactions	(1,377,622)
Net unrealized appreciation on investments and foreign currency	73,341,090

Total distributable earnings		78,830,134

Net assets		$362,226,622

Net Asset Value Per Share:
($362,226,622 / 30,969,245 shares outstanding, $0.001 par value; 50 million shares authorized)		$11.70

*	Consists of 11,432,130 Swiss francs, 4,979 euros and 23,450 British pounds.

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Statement of Operations (Unaudited)	For the Six Months Ended June 30, 2012

Investment Income:
Dividends (less foreign tax withheld of $1,079,021)	$9,969,575
Interest	235,562

Total income	10,205,137

Expenses:
Investment advisory fees (Note 2)	1,449,068
Directors’ fees & expenses	459,499
Professional fees	287,062
Administration fees	134,654
Custody fees	46,635
Printing and shareholder reports	48,639
Accounting fees	53,082
Transfer agent fees	17,558
Compliance service fees	37,498
Insurance	38,381
Miscellaneous	108,975

Total net expenses	2,681,051

Net investment income	7,524,086

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency:
Net realized gain (loss) from:
Investment transactions	136,934
Foreign currency transactions	(632,100)
Net change in unrealized appreciation/depreciation from:
Investments	(1,334,465)
Foreign currency translations	323,611

Net Realized and Unrealized Loss on Investments and Foreign Currency	(1,506,020)

Net Increase in Net Assets from Operations	$6,018,066

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Statement of Changes in Net Assets

For the Six Months Ended June 30, 2012[1]	For the Year Ended December 31, 2011

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$7,524,086	$5,209,728
Net realized gain (loss) from:
Investment transactions	136,934	33,871,957
Foreign currency transactions	(632,100)	505,389
Net change in unrealized appreciation/depreciation from:
Investments	(1,334,465)	(92,640,138)
Foreign currency translations	323,611	(686,711)

Net increase (decrease) in net assets from operations	6,018,066	(53,739,775)

Distributions to Stockholders from:
Net investment income and net realized gain from foreign currency transactions	—	(5,326,571)
Net realized capital gain	—	(53,140,650)

Total distributions to stockholders	—	(58,467,221)

Capital Share Transactions:
Value of shares issued in reinvestment of dividends and distributions	12,344,320	17,832,469
Value of shares repurchased through stock buyback	—	(4,878,986)
Value of shares repurchased through tender offer	—	(24,191,371)

Total increase (decrease) from capital share transactions	12,344,320	(11,237,888)

Total increase (decrease) in net assets	18,362,386	(123,444,884)
Net Assets:
Beginning of period	343,864,236	467,309,120

End of period (including accumulated net investment income (loss) of $6,866,666 and $(657,420), respectively)	$362,226,622	$343,864,236

[1]	Unaudited.

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Financial Highlights

	For the Six Months Ended June 30, 2012[1]	For the Years Ended December 31,
		2011	2010	2009	2008	2007
Per Share Operating Performance:
Net asset value at the beginning of period	$11.54	$15.42	$13.39	$14.45	$19.34	$20.61

Income from Investment Operations:
Net investment income[2]	0.24	0.17	0.09	0.06	0.08	0.02
Net realized and unrealized gain (loss) on investments[3]	(0.08)	(2.04)	2.31	(0.53)	(4.65)	1.98

Total from investment operations	0.16	(1.87)	2.40	(0.47)	(4.57)	2.00

Gain from capital share repurchases	—	0.02	0.12	— *	0.08	0.04
Gain from tender offer	—	0.02	—	—	—	—
Capital charge resulting from the issuance of fund shares	—	(0.07)	—	—	(0.08)	(1.36)[4]

Less Distributions:
Dividends from net investment income and net realized gains from foreign currency transactions	—	(0.18)	(0.23)	(0.22)	(0.08)	—
Distributions from net realized capital gains	—	(1.80)	(0.26)	(0.37)	(0.24)	(1.95)

Total distributions	—	(1.98)	(0.49)	(0.59)	(0.32)	(1.95)

Net asset value at end of period	$11.70	$11.54	$15.42	$13.39	$14.45	$19.34

Market value per share at the end of period	$10.13	$9.95	$13.54	$11.62	$12.43	$16.50

Total Investment Return[5,6]:
Based on market value per share	1.81%	(13.03)%	20.79%	(1.20)%	(22.98)%	(3.39)%
Based on net asset value per share	1.39%	(11.43)%	19.38%	(2.07)%	(23.62)%	4.95%[7]
Ratios to Average Net Assets[8]:
Net expenses	1.46%	1.32%	1.34%	1.23%	1.10%	1.10%
Gross expenses	1.46%	1.33%[9]	1.38%[9]	1.23%	1.12%[9]	1.10%
Net investment income	4.09%	1.19%	0.66%	0.47%	0.49%	0.12%
Supplemental Data:
Net Assets at end of period (000’s)	$362,227	$343,864	$467,309	$433,926	$469,062	$621,915
Average net assets during the period (000’s)	$369,956	$439,369	$424,627	$404,535	$554,386	$599,573
Stockholders of record[1]	563	579	621	662	695	736
Portfolio turnover rate[6]	17%	55%	61%	123%	66%	26%

*	Amount is less than $0.01 per share.
[1]	Unaudited.
[2]	Calculated using the average shares method.
[3]	Includes net realized and unrealized currency gain and losses.
[4]	Issued in connection with rights offering.
[5]

Total investment return based on market value differs from total investment return based on net asset value due to changes in the relationship between the Fund’s market price and its net asset value (“NAV”) per share.

[6]	Not annualized for periods less than one year.
[7]

Not including the rights offering dilution, the NAV performance as of 12/31/07 was 12.14%. This calculation was determined by adjusting the beginning NAV in the total return calculation by the per-share capital change resulting from the issuance of Fund shares.

[8]	Annualized for periods less than one year.
[9]	Reflects the expense ratio excluding any waivers and/or expense reimbursements.

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (Unaudited)

Note 1—Organization and Significant Accounting Policies

A. Organization

The Swiss Helvetia Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified, closed-end management investment company. The Fund is organized as a corporation under the laws of the State of Delaware.

The investment objective of the Fund is to seek long-term growth of capital through investment in equity and equity-linked securities of Swiss companies. The Fund may also acquire and hold equity and equity-linked securities of non-Swiss companies in limited instances.

B. Securities Valuation

The Fund values its investments at fair value in accordance with accounting principles generally accepted in the United States (“GAAP”).

When valuing listed equity securities, the Fund uses the last sale price prior to the calculation of the Fund’s net asset value (“NAV”). When valuing equity securities that are not listed (except privately-held companies and private equity limited partnerships) or that are listed but have not traded, the Fund uses the mean between the bid and asked prices for that day.

When valuing fixed-income securities, the Fund uses the last bid price prior to the calculation of the Fund’s NAV. If a current bid price is not available, the Fund uses the mean between the last quoted bid and asked prices. When valuing fixed-income securities that mature within sixty days of acquisition, the Fund uses amortized cost, which approximates fair value.

It is the responsibility of the Fund’s Board of Directors (the “Board”) to establish fair valuation procedures. When valuing securities for which market quotations are not readily available, or for which the market quotations that are available are considered unreliable, the Fund determines a fair value in good faith in accordance with these procedures (a “Fair Value”). The Fund may use these procedures to establish the Fair Value of securities when, for example, a significant event occurs between the time the market closes and the time the Fund values its investments. After consideration of various factors, the Fund may value the securities at their last reported price or at some other value. Additional consideration is given to securities that have experienced a decrease in the volume or level of activity or to circumstances that indicate that a transaction is not orderly.

Swiss exchange-listed options or options that are not listed at the request of a counterparty are valued using implied volatilities as input into widely accepted models (e.g., Black-Scholes). Eurex-listed options are valued at their most recent sale price (latest bid for long options and the latest ask for short options), or if there are no such sales, at the average of the most recent bid and asked quotations, or if such quotations are not available, at the last bid quotation in the case of purchased options or the last asked quotation in the case of written options; however, if there are no such quotations, such contracts will be valued using the implied volatilities observed for similar options as an input to a model. Options traded in the over-the-counter market are valued at the price communicated by the counterparty to the option, which typically is the price at which the counterparty would close out the transaction.

The Fund is permitted to invest in investments that do not have readily available market quotations. For such investments, the Act requires the Board to determine their Fair Value. The Fund’s investments of this type have been Fair Valued at $28,074,512, or 7.75% of the Fund’s net assets at June 30, 2012, and are listed in Note 3 to the Schedule of Investments. These investments also are considered Level 3 investments under GAAP as described below.

Various inputs are used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical assets and liabilities

Level 2—other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (Unaudited) (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s net assets as of June 30, 2012:

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Investments in Securities
Common Stock*	$310,058,012	$—	$6,248,528	$316,306,540
Preferred Stock*	—	—	8,240,883	8,240,883
Convertible Corporate Bond*	—	6,063,920	—	6,063,920
Private Equity Limited Partnerships	—	—	13,585,101	13,585,101

Total Investments in Securities	$310,058,012	$6,063,920	$28,074,512	$344,196,444

*	Please see the Schedule of Investments for industry classifications.

The inputs and valuation techniques used to value the exchange-listed corporate convertible bond, classified as a Level 2 security, are based on a pricing service model, which may include consideration of dealer quotes, trade execution data, conversion prices compared to the current market quotation of the underlying stock and, when available, the last sale price on the exchange on which it trades.

Level 3 securities, which are listed in Note 3 to the Schedule of Investments, consist of the Fund’s investments in privately-held companies and the Fund’s investments in private equity limited partnerships that invest in privately-held companies.

Inputs and valuation techniques used by the Fund to value its Level 3 investments in privately-held companies may include the following: acquisition cost; fundamental analytical data; discounted cash flow analysis; nature and duration of restrictions on disposition of the investment; public trading of similar securities of similar issuers; economic outlook and condition of the industry in which the issuer participates; financial condition of the issuer; and the issuer’s prospects, including any recent or potential management or capital structure changes. At June 30, 2012, privately-held companies, except Eyesense AG and Kuros Biosurgery AG, were valued based on a market approach using the most recent observable round of financing, which may also have been acquisition cost. Although these valuation inputs may be observable in the marketplace as is characteristic of Level 2 investments, the privately-held companies, categorized as Level 3 investments, generally are highly illiquid in terms of resale.

The Fund values its Level 3 investments in the two private equity limited partnerships in accordance with Accounting Standards Codification 820-10-35, “Investments in Certain Entities that Calculate Net Asset Value Per Share (Or its Equivalent)” (“ASC 820-10-35”). ASC 820-10-35 permits a reporting entity to measure the fair value of an investment that does not have a readily determinable fair value, based on the NAV of the investment as a practical expedient, without further adjustment, unless it is probable that the investment will be sold at a value significantly different than the NAV. If the NAV of the investment is not as of the Fund’s measurement date, then the NAV should be adjusted to reflect any significant events that may change the valuation. Inputs and valuation techniques for these adjustments may include fair valuations of the partnerships and their portfolio holdings provided by the partnerships’ general partners or managers, other available information about the partnerships’ portfolio holdings, values obtained on redemption from other limited partners, discussions with the partnerships’ general partners or managers and/or other limited partners and comparisons of previously-obtained estimates to the partnerships’ audited financial statements. In using the NAV as a practical expedient, certain attributes of the investment that may impact its fair value are not considered. Attributes of those investments include the investment strategies of the privately-held companies and may also include, but are not limited to, restrictions on the investor’s ability to redeem its investments at the measurement date and any unfunded commitments.

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (Unaudited) (continued)

When valuing Level 3 investments, management also may consider potential events that could have a material impact on the operations of a privately-held company or private equity limited partnership. Not all of these factors may be considered or available, and other relevant factors may be considered on an investment-by-investment basis. The table below summarizes the techniques and unobservable inputs for the valuation of the Level 3 investments.

Quantitative Information about Level 3 Fair Value Measurements
Type of assets	Fair Value at 6/30/2012	Valuation technique	Unobservable inputs	Range*
Equity direct venture capital investments
Medical technology**	$3,715,754	Discounted cash flow	Weighted average cost of capital	12%-18%
			Success rate on research and development	60%-90%
			Expected long-term 10-year revenue growth rate	15%-25%

*	Significant changes in any of these ranges would result in a significantly higher or lower fair value measurement. Generally, a change in the success rate on research and development or the expected long-term 10-year revenue growth rate is accompanied by a directionally similar change in fair value. Conversely, a change in the weighted average cost of capital is accompanied by a directionally opposite change in fair value.

**	EyeSense AG—Preferred Shares C and Kuros Biosurgery AG—Common Shares were valued based on this technique.

The Fund’s policy is to disclose transfers between Levels based on their market prices at the reporting period end. For the period ended June 30, 2012, shares of Biotie Therapies OYJ (“Biotie”), which are publicly traded on the NASDAQ OMX Helsinki Stock Exchange, were transferred from Level 2 to Level 1. The Fund applied a liquidity discount to market quotations for shares of Biotie during a contractual lock-up period that expired on February 2, 2012. Beginning February 2, 2012, Biotie was valued solely based on market quotations.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

	Common Stock	Preferred Stock	Private Equity	Total
Balance as of December 31, 2011	$7,779,951	$7,699,706	$11,547,512	$27,027,169
Change in Unrealized Appreciation/Depreciation	(1,531,423)	(76,266)	34,621	(1,573,068)
Net Realized Gain (Loss)	—	—	—	—
Gross Purchases	—	617,443	2,002,968	2,620,411
Gross Sales		—	—	—

Balance as of June 30, 2012	$6,248,528	$8,240,883	$13,585,101	$28,074,512

C. Securities Transactions and Investment Income

Securities transactions are recorded on the trade date. Realized gains and losses are determined by comparing the proceeds of a sale or the cost of a purchase to a specific offsetting transaction.

Dividend income, net of any foreign taxes withheld, is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount, is accrued daily. Estimated expenses are also accrued daily.

The Fund records Swiss withholding tax as a reduction of dividend income, net of any amount reclaimable from Swiss tax authorities in accordance with the tax treaty between the United States and Switzerland.

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (Unaudited) (continued)

D. Distributions

The Fund pays dividends at least annually to the extent it has any federally taxable net investment income and makes distributions of any net realized capital gains to the extent that they exceed any capital loss carryforwards. The Fund determines the size and nature of these distributions in accordance with provisions of the Internal Revenue Code of 1986, as amended (the “Code”). Distributions may be paid either in cash or in stock with an option to take cash. The Fund records dividends and distributions on the ex-dividend date.

E. Federal Income Taxes

The Fund’s policy is to continue to comply with the requirements of the Code that are applicable to regulated investment companies and to distribute all its taxable income to its stockholders. Therefore, no federal income tax provision is required.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. See Note 5 for federal income tax treatment of foreign currency gains/losses.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund files federal tax returns which remain open for examination for the years ended December 31, 2009 through December 31, 2011. In addition, the Fund holds investments in Switzerland and other foreign tax jurisdictions. Withholding taxes on foreign interest and dividends have been provided for in accordance with each applicable country’s tax rules and rates.

F. When-Issued and Delayed-Delivery Transactions

The Fund may purchase or sell securities on a when-issued or delayed-delivery basis. The Fund records when-issued or delayed-delivery securities as of trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked-to-market daily and, in the case of fixed-income securities, begin earning interest on the settlement date. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a capital gain or loss. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

G. Options

The Fund may buy call options and put options, and may sell (write) covered call options. Options may be entered into on securities in which the Fund may invest and on Swiss stock indices. Option contracts are utilized to manage the Fund’s exposure to changing security prices and to generate income. Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium as an investment that is subsequently marked-to-market to reflect the current value of the option purchased. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid and the exposure to the risk that the counterparty would be unable to meet the terms of the contract. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying instrument to determine the realized gain or loss.

Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call option, such option is “covered,” meaning that the Fund holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a call option, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying instrument to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the option will be exercised and, as a result, bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (Unaudited) (continued)

The Fund did not have any written call option transactions during the six-month period ended June 30, 2012, and the Fund held no contracts at June 30, 2012. As such, there was no effect of derivative instruments on the Statement of Assets and Liabilities or the Statement of Operations as of June 30, 2012.

H. Foreign Currency Translation

The Fund maintains its accounting records in U.S. dollars. The Fund’s assets are invested primarily in Swiss equities and equity-linked securities. In addition, the Fund makes its temporary investments in Swiss franc-denominated bank deposits, short-term debt securities and money market instruments. Substantially all income received by the Fund is in Swiss francs. The Fund’s NAV, however, is reported, and distributions from the Fund are made, in U.S. dollars, resulting in gain or loss from currency conversions in the ordinary course of business. Historically, the Fund has not entered into transactions designed to reduce currency risk and does not intend to do so in the future. The cost basis of foreign denominated assets and liabilities is determined on the date that they are first recorded within the Fund and translated to U.S. dollars. These assets and liabilities are subsequently valued each day at prevailing exchange rates. The difference between the original cost and current value denominated in U.S. dollars is recorded as unrealized foreign currency gain/loss. In valuing securities transactions, the receipt of income and the payment of expenses, the Fund uses the prevailing exchange rate on the transaction date.

Net realized and unrealized gains and losses on foreign currency shown on the Fund’s financial statements result from the sale of foreign currencies, from currency gains or losses realized between the trade and settlement dates of securities transactions, and from the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

When calculating realized and unrealized gains or losses on equity investments, the Fund does not separate the gain or loss attributable to changes in the foreign currency price of the security from the gain or loss attributable to the change in the U.S. dollar value of the foreign currency. Other foreign currency transactions resulting in realized and unrealized gain or loss are disclosed separately.

I. Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

J. Concentration of Market Risk

The Fund primarily invests in securities of Swiss issuers. Such investments may carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, unfavorable movements in the U.S. dollar relative to the Swiss franc, and the possible imposition of exchange controls and changes in governmental law and restrictions. In addition, concentrations of investments in securities of issuers located in a specific region exposes the Fund to the economic and government policies of that region and may increase risk compared to a fund whose investments are more diversified.

Note 2—Fees and Transactions with Affiliates

Hottinger Capital Corp. (“HCC”), which is wholly-owned by Banque Hottinger & Cie SA, is the Fund’s advisor (the “Advisor”). The Fund pays the Advisor an annual fee based on its month-end net assets which is accrued daily and calculated and paid monthly at the following annual rates: 1.00% of the first $60 million, 0.90% of the next $40 million, 0.80% of the next $100 million, 0.70% of the next $100 million, 0.65% of the next $100 million, 0.60% of the next $100 million, 0.55% of the next $100 million, 0.50% of the next $200 million and 0.45% of such assets in excess of $800 million. The Fund paid Banque Hottinger & Cie SA, an affiliated broker-dealer of the Advisor, $19,741 in brokerage commissions for the six months ended June 30, 2012.

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (Unaudited) (continued)

The Fund and the Advisor have agreed to share equally certain common expenses subject to review by the Audit Committee of the Board. During the six months ended June 30, 2012, $1,750 of expenses incurred in connection with publicizing the Fund were shared equally by the Fund and the Advisor.

Certain officers and Directors of the Fund are also officers or directors of HCC and Banque Hottinger & Cie SA. These persons are not paid by the Fund for serving in these capacities.

Note 3—Other Service Providers

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”) provides certain administration and portfolio accounting services to the Fund, American Stock Transfer & Trust Company is the Fund’s transfer agent, and Citibank, N.A. serves as the Fund’s custodian. The Fund pays these service providers an annual fee, which is accrued daily and paid monthly.

The Fund pays each Director who is not an “interested person” (as such term is defined in the Act) of the Fund or the Advisor $39,468 annually in compensation, except for the Chairman of the Board to whom the Fund pays an annual fee of $52,661 and for the Chairs of the Audit, the Pricing and the Governance/Nominating Committees to each of whom the Fund pays an annual fee of $45,152. In addition, the Fund pays each disinterested Director $1,300 for each Board meeting attended and pays each disinterested Director who is a member of a Committee a fee of $750 for each Committee meeting attended. Committee meeting fees are paid for only those meetings held separately from other meetings. The Board or a Committee may establish ad hoc committees or sub-committees. Any Committee or sub-committee member may be compensated by the Fund for incremental work outside of the regular meeting process based on the value added to the Fund. In addition, the Fund reimburses Directors who are not employees of or affiliated with the Advisor for out-of-pocket expenses incurred in conjunction with attendance at meetings.

Note 4—Capital Share Transactions

The Fund is authorized to issue up to 50 million shares of capital stock. HCC owned 241,208 of the 30,969,245 shares outstanding on June 30, 2012. Transactions in capital shares were as follows:

	For the Six Months Ended June 30, 2012		For the Year Ended December 31, 2011
	Shares	Amount	Shares	Amount
Dividends Reinvested	1,166,760	$12,344,320	1,388,242	$17,832,469
Repurchased from Buyback	—	—	(364,253)	(4,878,986)
Repurchased from Tenders	—	—	(1,530,131)	(24,191,371)

Net Increase (Decrease)	1,166,760	$12,344,320	(506,142)	$(11,237,888)

Note 5—Federal Income Tax and Investment Transactions

Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be updated at the Fund’s fiscal year-end.

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (Unaudited) (continued)

The tax character of distributions paid during 2011 was as follows:

2011
Ordinary Income	$5,326,571
Long-Term Capital Gains	53,140,650

Total	$58,467,221

Under current tax law, capital losses realized after October 31 of the Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year. The Fund had $1,730,001 of deferred post-October 2011 capital and currency losses, which will be treated as arising on the first business day following the fiscal year ended December 31, 2011.

Capital loss carryforwards retain their character as either long-term capital losses or short-term capital losses and are applied as a new loss on the first day of the immediately succeeding tax year. At December 31, 2011, the Fund had no capital loss carryover.

At December 31, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$424,820
Undistributed Long-term Capital Gains	175,151
Deferred post-October Capital and Other Losses	(1,730,001)
Unrealized Appreciation	73,942,098

Total	$72,812,068

Gains and losses from foreign currency transactions are treated as ordinary income and loss, respectively, for federal income tax purposes.

The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the period ended June 30, 2012 were $61,849,087 and $83,433,741, respectively.

Note 6—Stock Repurchase Program

Pursuant to authorization by the Board, the Fund began open market purchases of its common stock on the New York Stock Exchange (“NYSE”) in 1999. The Board authorized a stock repurchase program permitting such purchases by the Fund in each subsequent year. The principal purpose of the stock repurchase program is to enhance stockholder value by increasing the Fund’s NAV per share without adversely affecting the Fund’s expense ratio.

On December 6, 2011, the Fund announced a stock repurchase program effective for 2012. Under the program, the Fund is authorized to make open-market repurchases of its common stock of up to 500,000 shares. The Fund did not repurchase any shares pursuant to its stock repurchase program during the six-month period ended June 30, 2012. The Fund intends to repurchase shares of its common stock in the future, at such times and in such amounts as is deemed advisable.

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (Unaudited) (concluded)

Note 7—Capital Commitments

As of June 30, 2012, the Fund maintains investments in private equity limited partnerships. The Fund’s investments are summarized in the Schedule of Investments. The Fund’s capital commitments and the amounts disbursed to the private equity limited partnerships are shown in the table below:

Investments	Original Capital Commitment (CHF)*	Unfunded Commitment (CHF)*	Fair Value as of June 30, 2012 (USD)
Private Equity Limited Partnerships—International (a)
Aravis Biotech II LP	3,250,000	781,300	$2,010,412
Zurmont Madison Private Equity LP	14,000,000	1,293,240	11,574,689

*	The original capital commitment represents $3,433,703 and $14,791,337 for Aravis Biotech II LP and Zurmont Madison Private Equity LP, respectively. The unfunded commitment represents $825,462 and $1,366,339, respectively. The Swiss franc (CHF)/U.S. dollar exchange rate as of June 30, 2012 was used for conversion and equals 0.9465.

(a)	This category consists of two private equity limited partnerships that invest primarily in ventures, biotechnology and in management buyout of industrial and consumer goods companies. There is no redemption right for the interests in these two limited partnerships. Instead, the nature of the investments in this category is that distributions are received through the realization of the underlying assets of the limited partnership. If these investments were held, it is estimated that the underlying assets of each limited partnership would be realized over 3 to 4 years.

Note 8—Subsequent Events

Management has evaluated subsequent events through the date financial statements were issued, and there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

THE SWISS HELVETIA FUND, INC.

Additional Information (Unaudited)

This report is sent to the stockholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Advisory Agreement Approval

At a meeting on June 20, 2012, the Fund’s Independent Directors met in executive session to consider the proposal to approve a renewal of the Fund’s Investment Advisory Agreement (the “Agreement”) with Hottinger Capital Corporation (“HCC”). Prior to the executive session, the Board of Directors met with HCC to obtain additional information from HCC regarding its personnel, profitability and other related matters as well as the Fund’s performance. The meeting was preceded by meetings on June 11, 2012 and June 19, 2012 at which a sub-committee of the Fund’s Independent Directors met with representatives of HCC to obtain information from HCC regarding its management and controlling stockholders, the regulatory environment and other matters relating to the control of HCC.

The Independent Directors carefully evaluated information that they deemed necessary to enable them to determine that the continuation of the Agreement would be in the best interests of the Fund and its stockholders. Their evaluation included information concerning the Fund’s performance and expenses (including the fees paid to HCC for its services), the nature, extent and quality of the services HCC provided to the Fund, the financial position and profitability of HCC, and other benefits that HCC or its parent derived from managing the Fund. They also considered HCC’s management and controlling stockholders, the regulatory environment for HCC’s controlling stockholders and other matters relating to the control of HCC.

The Independent Directors reviewed the Fund’s investment performance, determining that the relevant measures should be in terms of its net asset value as measured in Swiss francs because the Fund’s portfolio securities and cash were denominated in Swiss francs and because, as a matter of policy, the Fund did not hedge its currency exposure. On that basis, the Independent Directors compared the Fund’s one-, three-and five-year investment performance as well as its longer term performance with the performance of (i) the Swiss Performance Index (“SPI”), (ii) a peer group of Swiss equity investment funds of comparable or larger size managed by Swiss advisers with publicly available performance information, (iii) the iShares MSCI Switzerland fund (the “iShares ETF”), which is traded on the NYSE Arca, and (iv) the Swiss Market Index (the “SMI”), another, less diversified, Swiss market index. In comparing the Fund’s performance with the performance of the SPI and the SMI, the Independent Directors considered the fact that, unlike the Fund, the performance of the indices did not include the impact of any expenses. The Independent Directors noted that for the year ended December 31, 2011 the Fund’s return of -11.1% underperformed the 2011 return of -7.8% for the SPI and -7.8% for the SMI, as well as the -7.6% return of the iShares ETF but that it performed generally in-line with a peer group of funds identified by HCC. The Independent Directors also noted that the Fund’s investments were consistent with its management philosophy and that the Fund’s performance for the cumulative period from December 31, 1996 to April 30, 2012 was, in the aggregate, well above that of the SMI, the iShares ETF and the rest of its peer group of funds, although it was below the returns of the SPI for that period. The Independent Directors determined that the Fund’s performance during 2011, while below relevant indices, was the result of

THE SWISS HELVETIA FUND, INC.

Additional Information (Unaudited) (continued)

investment selection and that overall long-term performance continued to be satisfactory.

The Independent Directors noted that even though the market price per share of the Fund was lower than its net asset value per share, as has been the case in the past, they determined that this was essentially unrelated to HCC’s investment performance.

The Independent Directors also evaluated the fees HCC charged the Fund for investment advisory services as compared to the fees paid by U.S. registered closed-end European country funds. The Independent Directors determined that the fees paid to HCC, even when combined with the seven basis point administration fee paid to the Fund’s unaffiliated administrator, were in the lower half of the group based on April 30, 2012 data. The Independent Directors determined that the combined investment advisory fee and administration fee was also lower than the fees HCC’s parent charged to its private advisory clients and to a Luxembourg-based fund it managed with similar investment objectives and strategies.

The Independent Directors separately considered the fees charged by HCC including breakpoints at various asset levels. They noted that breakpoints allowed the Fund to share in economies of scale as its asset base grew. They further noted that in 2008 HCC had voluntarily offered and had agreed to further adjust the breakpoints in its fees by introducing a new breakpoint of 0.45% of month-end net assets in excess of $800 million at a time when Fund assets were $624 million. As a result of the Fund’s performance during 2011, as well as distributions to stockholders during the year, the Fund’s net assets at May 16, 2012 were $360 million, a decrease from year-end 2010 of $467 million and slightly above the $344 million at year-end 2011. During 2011, the Fund distributed $58.5 million to stockholders and returned to stockholders $24.2 million through a tender offer and $4.9 million through stock repurchases. The Independent Directors noted that the Fund continued to benefit from the breakpoints in the Fund’s advisory fee.

The Independent Directors evaluated the nature of the Fund, the creativity of HCC in developing the Fund’s investment strategies, and the complexity of the Swiss securities market. The Independent Directors acknowledged that expansion of the Fund’s investment policies over the past several years to permit investments in private equity and real estate, the use of options and the increasing allocations to small- and mid-cap investments after the 2007 rights offering, had required additional effort on the part of HCC. The Independent Directors determined that HCC’s services to the Fund were highly professional and that the qualifications and number of HCC personnel, the availability of company research and market and financial information from HCC’s parent in Switzerland were all desirable factors. The Independent Directors considered that the chief executive officer of HCC had assumed additional duties as the Fund’s chief executive officer and the Hottinger Group’s continued commitment to supporting HCC as well as other matters relating to HCC’s parent, including abandonment of a proposed merger of HCC’s parent and the resolution of certain matters raised by the Swiss banking regulator with respect to the banking arm of the Hottinger Group. The Independent Directors also considered that HCC had increased its staff in 2010, adding experienced portfolio management personnel.

The Independent Directors considered the financial condition of HCC, noting that the advisory fees it received from the Fund comprised the majority of its revenue. The Independent Directors concluded that HCC’s financial condition was sound notwithstanding a loss in 2011 due to

THE SWISS HELVETIA FUND, INC.

Additional Information (Unaudited) (continued)

an unrealized loss on available-for-sale securities and that the fees from the Fund were reasonable for the services it provided to the Fund. The Independent Directors considered other benefits that HCC or its parent could be considered to derive from its relationship with the Fund including very limited brokerage commissions from executing Fund transactions, and the marketing value of the Fund’s performance in attracting other clients. The Independent Directors determined that these benefits were relatively minor and did not affect their overall assessment of the reasonableness of the relationship.

Based on the evaluation of these factors and the assistance of independent legal counsel, the Independent Directors concluded that the Fund’s advisory fee rate was reasonable in relation to the service rendered by HCC and therefore approved the continuation of the Agreement.

Results of Annual Meeting of Stockholders

There were 30,969,245 shares of the Fund’s common stock eligible to vote at the Fund’s 2012 Annual Meeting of Stockholders held on June 20, 2012. At the Meeting, a quorum was present in person or by proxy and the Fund’s shares were voted on the Proposals presented to the Fund’s stockholders as follows:

1. To elect three Class III Directors to serve for a three year term until the 2015 Annual Meeting of Stockholders:

	For	Withheld Authority	Approval (%)
Brian A. Berris	24,785,042	1,940,792	92.74%
David R. Bock	24,898,095	1,897,739	93.16%
Paul Hottinguer	24,856,893	1,868,941	93.01%

2. To ratify the selection by the Board of Directors of Deloitte & Touche LLP as the Fund’s independent registered public accounting firm for the year ending December 31, 2012:

For	Against	Abstain	Approval (%)
26,410,216	208,612	170,537	98.58%

Approval percentages are based on the total number of votes cast on a particular Proposal and not on the total number of shares present at the Meeting or the total number of shares of the Fund outstanding.

In light of the voting results from the 2011 Annual Stockholder Meeting, the Board reconsidered whether it was in the best interests of the Fund and its stockholders to take the steps necessary to declassify itself and hold annual elections for all the Directors. After additional consideration at various meetings over the last year, the Board, including the non-interested Directors, has unanimously reconfirmed that such an action is not in the best interests of the Fund and its stockholders, for the same reasons it initially reached that conclusion, and will not make any such proposal to the Fund’s stockholders.

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling 1-888-SWISS-00 and on the SEC’s website at http://www.sec.gov. The Fund’s proxy voting record for the twelve-month period ended June 30 is available, without charge and upon request, by calling 1-888-SWISS-00 and on the SEC’s website at http://www.sec.gov.

THE SWISS HELVETIA FUND, INC.

Additional Information (Unaudited) (concluded)

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available, without charge and upon request, on the SEC’s website at http:// www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Code of Ethics

The Board of Directors of the Fund and the Advisor have adopted Codes of Ethics pursuant to Rule 17j-1 under the Act and Rule 204A-1 under the Investment Advisers Act of 1940, as amended (the “Codes”). The Codes apply to the personal investing activities of various individuals including directors and officers of the Fund and designated officers, directors and employees of the Advisor. The provisions of the Codes place restrictions on individuals who are involved in managing the Fund’s portfolio, who help execute the portfolio manager’s decisions or who come into possession of contemporaneous information concerning the investment activities of the Fund.

The fundamental principle of the Codes is that the individuals covered by the Codes have a fiduciary responsibility to the Fund and its stockholders. They are therefore required at all times to place the interests of the Fund and the stockholders first and to conduct all personal securities transactions in a manner so as to avoid any actual or potential conflict of interest or abuse of their position of trust.

Portfolio managers and other individuals with knowledge of Fund investment activities are prohibited from purchasing or selling a security during a blackout period of 30 calendar days before and after the date on which the Fund effects a trade in the same or a similar security. They are also prohibited from engaging in short-term trading of Swiss equity or equity-linked securities.

Additionally, the Fund’s portfolio managers are prohibited from participating in any initial public offering or private placement of Swiss equity and equity-linked securities and other covered individuals must obtain prior clearance before doing so.

Any individual who violates the provisions of the Codes is required to reverse the transaction and to turn over any resulting profits to the Fund. The Fund and the Advisor have adopted compliance procedures and have appointed compliance officers to ensure that all covered individuals comply with the Codes.

THE SWISS HELVETIA FUND, INC.

Dividend Reinvestment Plan (Unaudited)

The Plan

The Fund’s Dividend Reinvestment Plan (the “Plan”) offers a convenient way for you to reinvest capital gains distributions and ordinary income dividends, payable in whole or in part in cash, in additional shares of the Fund.

Some of the Plan features are:

•

Once you enroll in the Plan, all of your future distributions and dividends payable in whole or in part in cash will be automatically reinvested in Fund shares in accordance with the terms of the Plan.

•

You will receive shares valued at the lower of the Fund’s net asset value or the Fund’s market price as described below. The entire amount of your distribution or dividend will be reinvested automatically in additional Fund shares. For any balance that is insufficient to purchase full shares of the Fund, your account will be credited with fractional shares.

•	Your shares will be held in an account with the Plan agent. You will be sent regular statements for your records.
•	You may terminate participation in the Plan at any time.

The following are answers to frequently asked questions about the Plan.

How do I enroll in the Plan?

If you are holding certificates for your shares, contact American Stock Transfer & Trust Company (AST) at the address shown below. If your shares are held in a brokerage account, contact your broker. Not all brokerage firms permit their clients to participate in dividend reinvestment plans such as the Plan and, even if your brokerage firm does permit participation, you may not be able to transfer your Plan shares to another broker who does not permit participation. Your brokerage firm will be able to advise you about its policies.

How does the Plan work?

The cash portion of any dividends or distributions you receive, payable in whole or in part in cash, will be reinvested in shares of the Fund. The number of shares credited to your Plan account as a result of the reinvestment will depend upon the relationship between the Fund’s market price and its net asset value per share on the record date of the distribution or dividend, as described below:

•

If the net asset value is greater than the market price (the Fund is trading at a discount), AST, as Plan Agent, will buy Fund shares for your account on the open market on the New York Stock Exchange or elsewhere. Your dividends or distributions will be reinvested at the average price AST pays for those purchases.

•	If the net asset value is equal to the market price (the Fund is trading at parity), the Fund will issue for your account new shares at net asset value.
•	If the net asset value is less than but within 95% of the market price (the Fund is trading at a premium of less than 5%), the Fund will issue for your account new shares at net asset value.
•	If the net asset value is less than 95% of the market price (the Fund is trading at a premium of 5% or more), the Fund will issue for your account new shares at 95% of the market price.

If AST begins to buy Fund shares for your account at a discount to net asset value but, during the course of the purchases, the Fund’s market price increases to a level above the net asset

THE SWISS HELVETIA FUND, INC.

Dividend Reinvestment Plan (Unaudited) (concluded)

value, AST will complete its purchases, even though the result may be that the average price paid for the purchases exceeds net asset value.

Will the entire amount of my distribution or dividend be reinvested?

The entire amount of your distribution or dividend, payable in cash, will be reinvested in additional Fund shares. If a balance remains after the purchase of whole shares, your account will be credited with any fractional shares (rounded to three decimal places) necessary to complete the reinvestment.

How can I sell my shares?

You can sell any or all of the shares in your Plan account by contacting AST. AST charges $15 for the transaction plus $.10 per share for this service. You can also withdraw your shares from your Plan account and sell them through your broker.

Does participation in the Plan change the tax status of my distributions or dividends?

No. The distributions and dividends are paid in cash and their taxability is the same as if you received the cash. It is only after the payment of distributions and dividends that AST reinvests the cash for your account.

Can I get certificates for the shares in the Plan?

AST will issue certificates for whole shares upon your request. Certificates for fractional shares will not be issued.

Is there any charge to participate in the Plan?

There is no charge to participate in the Plan. You will, however, pay a pro rata share of brokerage commissions incurred with respect to AST’s open market purchases of shares for your Plan account.

How can I discontinue my participation in the Plan?

Contact your broker or AST in writing. If your shares are in a Plan account, AST will send you a certificate for your whole shares and a check for any fractional shares.

Where can I direct my questions and correspondence?

Contact your broker, or contact AST as follows:

By mail:

American Stock Transfer & Trust Company

PO Box 922

Wall Street Station

New York, NY 10269-0560

Through the Internet:

www.amstock.com

Through AST’s automated voice response system:

1-888-556-0425

AST will furnish you with a copy of the Terms and Conditions of the Plan without charge.

A Swiss Investments Fund

THE SWISS HELVETIA FUND, INC.

Executive Offices

The Swiss Helvetia Fund, Inc.

1270 Avenue of the Americas

Suite 400

New York, New York 10020

1-888-SWISS-00

(212) 332-2760

www.swz.com

THE SWISS

HELVETIA

FUND, INC.

www.swz.com

Semiannual Report

For the

Six Months Ended

June 30, 2012

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable.

(b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

On December 6, 2011, the Fund announced a stock repurchase program effective for 2012. Under the program, the Fund is authorized to make open-market repurchases of its common stock of up to 500,000 shares. The Fund did not repurchase any shares pursuant to its stock repurchase program during the six-month period ended June 30, 2012. The Fund intends to repurchase shares of its common stock in the future, at such times and in such amounts as is deemed advisable.

Item 10.	Submission of Matters to a Vote of Security Holders.

No material changes to procedures.

Item 11.	Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes to the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)     Not applicable.

(a)(2)     Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (Exhibit filed herewith).

(a)(3)     Not applicable.

(b)         Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (Exhibit filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Swiss Helvetia Fund, Inc.

By (Signature and Title)*	/s/ Rudolf Millisits
Rudolf Millisits, Chief Executive Officer

Date August 27, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Rudolf Millisits
Rudolf Millisits, Chief Executive Officer

Date August 27, 2012

By (Signature and Title)*	/s/ Philippe R. Comby
Philippe R. Comby, Chief Financial Officer

Date August 27, 2012